As filed with the Securities and Exchange Commission on March 18, 2002



                                                      Registration No 333-73120

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                        POST-EFFECTIVE AMENDMENT NO.1 to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   AT&T CORP.
             (exact name of registrant as specified in its charter)

     New York                         4811                     13-4924710
 (State or other         (Primary Standard Industrial        (I.R.S. Employer
  jurisdiction of         Classification Code Number)     Identification Number)
  incorporation or
   organization)

                            32 Avenue of the Americas
                          New York, New York 10013-2412
                                 (212-387-5400)
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                Marilyn J. Wasser
                       Vice President - Law and Secretary
                                   AT&T Corp.
                             295 North Maple Avenue
                             Basking Ridge, NJ 07920
                                 (908) 221-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividends or interest reimbursement plans, please check the following box. [_]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier registration statement for the same offering. [_]____________

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]____________

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] 333-73120

                                EXPLANATORY NOTE

This Post-Effective Amendment No.1 to Form S-3 Registration Statement No. 333-73120 is filed solely to file Exhibits 99.01 and 99.02 as additional exhibits to the Registration Statement. In accordance with Section 462(d) of the Securities Act of 1933, as amended, this Post-Effective Amendment shall become effective immediately upon filing with the Securities and Exchange Commission (the "Commission").

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

         See Exhibit Index.






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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Basking Ridge, State of New Jersey, on the 18th day of March, 2002.

                                            AT&T CORP.

                                            By: /s/ Marilyn J. Wasser
                                                ---------------------------
                                                Marilyn J. Wasser
                                                Vice President-Law and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE                                            CAPACITY

PRINCIPAL EXECUTIVE OFFICER:

         *
---------------------------
C. Michael Armstrong                   Chairman and Chief Executive Officer

PRINCIPAL FINANCIAL OFFICER:

         *                             Senior Executive Vice President and Chief
---------------------------            Financial Officer
Charles H. Noski

PRINCIPAL ACCOUNTING OFFICER:

         *
---------------------------
Nicholas S. Cyprus                     Vice President and Controller


DIRECTORS


         *
---------------------------
C. Michael Armstrong                   Director


         *
---------------------------
J. Michael Cook                        Director


         *
---------------------------
Kenneth T. Derr                        Director


         *
---------------------------
M. Kathryn Eickhoff                    Director


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


         *
---------------------------
George M.C. Fisher                     Director


         *
---------------------------
Amos B. Hostetter                      Director



--------------------------
Shirley A. Jackson                     Director


         *
---------------------------
Donald F. McHenry                      Director


         *
---------------------------
Louis A. Simpson                       Director


         *
---------------------------
Michael I. Sovern                      Director


         *
---------------------------
Sanford I. Weill                       Director


* By:    /s/ Marilyn J. Wasser
         ---------------------------
         Marilyn J. Wasser
         (Attorney-in-Fact)


Date:   March 18th, 2002.

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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER
-------

5.01 Opinion of Robert S. Feit, General Attorney and Assistant Secretary of the Registrant, as to the legality of the securities being registered. (previously filed)

23.01                Consent of Robert S. Feit. (included in Exhibit 5.01)

23.02                Consent of PricewaterhouseCoopers LLP. (previously filed)

23.03                Consent of PricewaterhouseCoopers LLP. (previously filed)

23.04                Consent of KPMG LLP. (previously filed)

23.05                Consent of KPMG LLP. (previously filed)

23.06                Consent of Arthur Andersen LLP. (previously filed)

24.01                Powers of Attorney.(previously filed)

99.01 Notice of Redemption of Shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc.

99.02 Letter of Transmittal to Holders of Shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc.



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